N-30B-2 1 n30b2filedfall24.htm

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 2nd Avenue, Suite 3320, Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2024

Date of reporting period: December 31, 2024

Kavilco Incorporated NewsletterFall 2024

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include articles only. The table of contents and some pictures/design elements have not been included.

1000 Second Ave., Suite 3320, Seattle, WA 98104 Phone: 206.624.6166 Toll Free: 800.786.9574 Fax: 206.624.8953

Field Office: One Copper Crescent Dr., PO Box KXA-Kasaan, Kasaan, Alaska 99924 Phone: 907.542.2214 Fax: 907.542.2215

www.kavilco.com

FB: Kavilco Incorporated

Fall Dividend Declaration

Jeane Breinig, President

On November 9 2024, the board of directors declared a cash dividend of $70.00 per share. Original shareholders with 100 shares have received 515,858 since the first dividend. Kavilco is a registered investment company and derives significant federal tax savings, thereby increasing shareholder dividend payout. This status provides financial benefits, but also places constraints on other operating business options. Kavilco is limited in income derived from sources other than stocks and bonds and if those limits are not maintained, significant negative tax consequences would result in reduced shareholder dividends.

Sincerely,

KAVILCO INCORPORATED

/s/Jeane Breinig

Jeane Breinig, President

New Shareholders

Please Welcome New Shareholders

Barbara West-Gavin, Hailee Micheli and Jenna Miller.

President's Report

Jeane Breinig, President

The hot, dry Kasaan summer contributed to two summer fires, one on Kavilco property on the Totem Park trail and one next door to the Kavilco double wide on the Braz family property. Fortunately, everyone was safe, and the community quickly pulled together to extinguish them both. Kavilco’s inability to get replacement insurance for Naay Iwaans / Whale House is a concern. The board continues to search options to protect one of the most treasured cultural assets. The Totem Park now has a new restored Bear pole and the Killer Whale replication in underway, thanks to shareholder donations to Kasaan Haida Heritage Foundation (KHHF). The board is also defining needed repairs and potential costs to restore the Bunkhouse. Options include tearing it down, repairing it, or seeking grant funding due to its historical nature. The board is carefully examining all possibilities. Carbon credits are once again a topic of investigation in the boardroom. Kavilco’s trees are not ready, either for market or carbon credits, but the board will continue to monitor their progress. Pre-commercial thinning, paid for by grant funding, is underway and should be complete in one year.

Thank you,

KAVILCO INCORPORATED

/s/Jeane Breinig

Jeane Breinig, President

Chief Financial Officer’s Report

Scott Burns, CFO

Mr. Burns discussed major topics that were points of discussion at the November board meeting. On the economy, the inflation situation continues to improve with consumer and producer prices easing further in September. This leaves the door open for further reductions in the fed fund which will have a negative impact on our T-Bill strategy. However, US labor market continues to deteriorate.

The October jobs report came in at 12 thousand new jobs created when the consensus of economist predicted 130 thousand. The number of Americans only able to find part-time work is rising as are labor force transitions from employed to unemployed. Also, employees are afraid that if they quit work to seek better employment, they will not be able to find a job.

Deliquent mortgage and credit card debt are on the rise. The consumer savings that accumulated during Covid has been exhausted and is the primary reason why credit card debt has increased.

The foregoing along with the decline in housing sales are all pointing to the possibility of a recession. If a recession does occur, the Fed will be forced to reduce the Federal Fund Rate which will reduce the return on the T-Bill strategy.

On the portfolio front, the loosening of the monetary policies has not put downward pressure on longer term. Treasury yields. The yield for the benchmark 10-year Treasury note has moved higher since the September 50 basis point reduction in the Federal Funds Rate. Treasury bond buyers knowing that the government will need to sell more debt in the future to finance projected deficits, they are not willing to pay higher prices at auction. The yield, which moves inversely to price, rises in this scenario.

Before the Federal Reserve started reducing short-term interest rates, six-month T-Bills with a yield 5.25% range is where most of the re-investment in T-Bills was made. When the Fed did reduce rates by .5%, short-term interest rates fell across the T-Bill yield curve. The 4-month T-Bill yield of 4.5% range outperformed various bond interest rates, commercial paper, and stock dividend yields. Accordingly, this is where future investments will be made.

Kavilco has paid out $61,902,979 in shareholder dividends. In 1990, Kavilco’s full year of operation as a Registered Investment Company and not subject to Federal Income Tax, each shareholder with 100 shares received and additional $152,373 in tax savings.

Sincerely,

Scott Burns, CFO

Kavilco’s Privacy Policy

The Company has adopted the following privacy Policy:

This Privacy Policy sets forth our policies with respect to non-public personal information of our shareholders and former shareholders. These policies apply to individuals only and may be changed at any time, provided a notice of such change is provided to you.

You may provide us from time to time with personal, non-public information about you, such as your address, your social security number, and information about your family. We do not disclose your personal non-public information to anyone, except as follows: We may disclose your personal non-public information if you direct us to do so, or if we are required by applicable law to do so.

We seek carefully to safeguard your private information and, to that end, we restrict access to non-public personal information about you to those employees who need to know the information to enable us to provide services to you.

None of your personal, non-public information may be accessed by anyone on our website. This Privacy Policy will be mailed to all shareholders in this annual fall newsletter.

Prize Winners!

$1000 ea. Early Bird Draw

Aiden Jones-Hadden,

Randell Jones,

Danielle Mooney

$500 ea. Early Bird Draw

Patrick Olsen,

Kimberly Thomas,

Kaarsten Smith,

Audrey Escoffon,

Luke Breinig

$300 ea. All Ballots Draw

Luke Breinig,

Diane Demmert,

Victor Johnson,

Rebecca Culbertson

$200 ea. All Ballots Draw

John Lawrence,

Audrey Escoffon,

Kassy Gordon,

Kayleen Gordon,

Keith Gordon

$200 ea. In Person Drawing

Jennifer Hadden,

Ardath Peterson,

Julia Spigai,

Melinda White

Kavilco Election Results

Ken Gordon, Jr., Janelle Hyatt and Fred Olson, Jr. were all re-elected to the Kavilco Board of Directors.

A total of 57.0% of the vote was returned this year by shareholders Anything under 30% will require that Kavilco hold a second Annual Meeting and may result in a lower dividend distribution to shareholders.

IT IS IMPORTANT THAT YOU VOTE EVERY YEAR!